Property and Equipment, Net	12 Months Ended
Mar. 31, 2024
Property and Equipment, Net [Abstract]
Property and equipment, net
9.	Property and equipment, net

Property and equipment consist of the following:

	As of March 31,	As of March 31,
	2023	2024
	RMB	RMB

Cost:
Warehouse equipment	2,879	1,945
Furniture, computer and office equipment	7,082	5,395
Vehicles	4,740	4,740
Leasehold improvement	10,501	10,793
Software	3,009	3,012
Total cost	28,211	25,885
Less: Accumulated depreciation	(22,719)	(22,782)
Property and equipment, net	5,492	3,103

The total amounts charged to the consolidated statements of operations and comprehensive loss for depreciation expenses amounted to approximately RMB3.7 million, RMB3.8 million and RMB2.7 million for the years ended March 31, 2022, 2023 and 2024, respectively.